EXHIBIT 21

                                 SUBSIDIARIES OF
                             HEALTHSOUTH CORPORATION
                (State of Incorporation)(States Where Qualified)


Advantage Health Corporation (DE) (CT)(FL)(MA)(ME)(PA)(VT)
         Advantage Health Development Corp. (MA)
         Advantage Health Harmarville Rehabilitation Corporation (PA) Advantage Health Nursing Care, Inc. (MA)
         Advantage Rehabilitation Clinics, Inc. (MA) (CT)(DE)(ME)(NJ)(NY)
                  Advantage Beverly Corporation (MA) (51%)
                  Advantage Health Eastern Rehabilitation Network, Inc. (CT) PTSMA, Inc. (CT)
                  Rehabilitation Institute of Western Massachusetts, Inc. (MA) Baygan Development Corp. (FL)
         HRC Services, Inc. (PA)
         LH Real Estate Company, Inc. (MA) (99.5%)
         New England Home Health Care, Inc. (MA) (CT) (96.8%)
                  Special Care Certified of Massachusetts, Inc. (MA) (NH) Special Care Home Health Services of Connecticut, Inc. (CT) Special Care Home Health Services of Maine, Inc. (ME) Special Care Nursing Services, Inc. (MA) (CT)(IL)(KS)(KY)
                    (ME)(MO)(OH)(OK)(TX)(VT)(WI)
         New England Rehabilitation Center of Southern New Hampshire, Inc.
          (NH) (91.75%)
         New England Rehabilitation Hospital, Inc. (MA)
         New England Rehabilitation Hospital of Portland, Inc. (ME)
         New England Rehabilitation Management Co., Inc.
          (NH) (CT)(MA)(ME)(NY)(PA)(VT)
        New England Rehabilitation Services of Central Massachusetts, Inc.
          (MA) (33-1/3%)
         Winchester Gables, Inc. (MA) (51%)
ASC Network Corporation (DE) (AL)(CA)(CT)(FL)(IL)(IN)(NJ)(NY)(PA)(TX)
         Castro Valley Surgery Center, Inc. (CA)
         Day SurgiCenters, Inc. (IL)
         Diversified Health Centers, Inc. (CA)
         Fort Wayne Care Center, Inc. (DE) (IN)
         Loyola Ambulatory Surgery Center at Oakbrook, Inc. (IL)
         Palm Desert Care Center, Inc. (DE) (CA)
         Premier Ambulatory Surgery of Blackhawk, Inc. (CA)
         Premier Ambulatory Surgery of Duncanville, Inc. (DE) (TX)
         Premier Ambulatory Surgery of Forest Park, Inc. (TX)
         Premier Ambulatory Surgery of Garland, Inc. (DE) (TX)
         Premier Ambulatory Surgery of Mesquite, Inc. (TX)
         Premier Ambulatory Surgery of Tri-Valley, Inc. (CA)
         Premier Ambulatory Surgery of Walnut Creek, Inc. (CA)
         Premier MSO of Texas, Inc. (TX)
         San Diego Outpatient Surgical Center, Inc. (CA)
         SunSurgery Corporation (CT)
                  Bridgeport Surgical Center, Inc. (CT)
                  Danbury Surgical Center, Inc. (CT)
                  Frost Street Outpatient Surgical Center, Inc. (CA) (52.44%) Hartford Surgical Center, Inc. (CT) (81%)
                  Medical Surgical Centers of America, Inc. (CA) (95.4%)
                           d/b/a Grossmont Surgery Center
                  MMDC of New Jersey, Inc. (NJ)
                  MMDC of Pennsylvania, Inc. (PA)
                  Pomerado Outpatient Surgical Center, Inc. (CA)

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CMS Capital Ventures, Inc. (DE) (CA)(FL) (15% ownership)
Diagnostic Health Corporation (DE) (AL)(AZ)(CA)(CO)(DC)(FL)(GA)(IA)(IL)(IN)(LA)
         (MA)(MD)(MO)(NC)(NJ)(NM)(NV)(OK)(PA)(SC)(TN)(TX)(UT)(VA)
         Health Images Aurora North, Inc. (GA)  (Shell)
         Health Images Aurora South, Inc. (GA)  (Shell)
         Health Images Baton Rouge North, Inc. (GA)  (Shell)
         Health Images Baton Rouge South, Inc. (GA)  (Shell)
         Health Images Beaumont, Inc. (GA)  (Shell)
         Health Images Birmingham, Inc. (GA)  (Shell)
         Health Images Colorado, Inc. (GA)  (Shell)
         Health Images Columbia, Inc. (GA)  (Shell)
         Health Images Dallas, Inc. (GA)  (Shell)
         Health Images Denver, Inc. (GA)  (Shell)
         Health Images Greenville, Inc. (GA)  (Shell)
         Health Images Huntsville, Inc. (GA)  (Shell)
         Health Images Knoxville, Inc. (GA)  (Shell)
         Health Images Nashville, Inc. (GA)  (Shell)
         Health Images Orange Park, Inc. (GA)  (Shell)
         Health Images Port Arthur, Inc. (GA)  (Shell)
         Health Images Stratford, Inc. (GA)  (Shell)
         Health Images Tulsa, Inc. (GA)  (Shell)
         Health Images (UK) plc (UK)
         HEALTHSOUTH ASC of Houston, Inc. (DE) (TX)
         HEALTHSOUTH Diagnostic Centers, Inc. (AK) (AL)
Disability and Impairment Evaluation Centers of America, Inc. (DE) (TX)(LA)(OK)
         DIECA, Inc. (DE) (LA)
Doty-Moore Tower Services, Inc. (TX) (NV)
Encinitas Physical Therapy and Sports Rehabilitation, Inc. (CA)
Flatirons Physical Therapy, Inc. (CO)
HEALTHSOUTH Aviation, Inc. (AL)
HEALTHSOUTH Community Re-Entry Center of Dallas, Inc. (DE) (TX)
HEALTHSOUTH Doctors' Hospital, Inc. (DE) (FL)
         Hospital Health Systems, Inc. (FL)
         Doctors' Health Service Corporation (FL)
                  Doctors' Scanning Associates, Inc. (FL)
                  Doctors' Home Health, Inc. (FL)
                  Doctors' Medical Equipment Corp. (FL)
HEALTHSOUTH Holdings, Inc. (DE) (AL)(AR)(CT)(DC)(GA)(IL)(IA)(IN)(KY)(LA)
  (MA)(MD)(ME)(MS)(MO)(NE)(NH)(NV)(NJ)(NC)(NY)(OK)(PA)(RI)(SC)(SD)
  (TN)(VA)(VT)(WA)(WI)(WV)
         Delaware Sportscare/Physical Therapy, Inc. (DE)
         Johnson Physical Therapy, Inc. (OH)
         Madison Rehabilitation Center, Inc. (CT)
         Penn-Mar Rehabilitative Services, Inc. (PA)
         Physical Therapy Professionals, Inc. (OK)
         Professional Therapy & Rehabilitation, Inc. (OK)
HEALTHSOUTH Home Health Services of Connecticut, prn, Inc. (CT)
HEALTHSOUTH International, Inc. (DE) (AL)(AU)
HEALTHSOUTH IMC, Inc. (DE)  (AK)(AR)(AZ)(CT)(FL)(IN)(IA)(KS)(LA)(MD)(MO)(NC)
  (NJ)(NM)(NY)(OH)(PA)(RI)(TN)(UT)(VA)
HEALTHSOUTH Medical Center, Inc. (AL)
HEALTHSOUTH Medical Clinic, Inc. (DE) (AK)(AL)(FL)(GA)(IA)(IL)(IN)(KY)(LA)(MA)
  (MD)(MO)(NE)(NV)(OK)(PA)(SD)(TN)(VA)(VT)
HEALTHSOUTH Network Services, Inc. (DE) (AL)(AZ)(CA)(CO)(CT)(DC)(FL)(GA)(HI)(IL)
  (IN)(KS)(LA)(MA)(MD)(MO)(NC)(NE)(NH)(NJ)(NV)(NY)(OH)(OR)(PA)(TN)(TX)(VA)(WA)
  (WY)
HEALTHSOUTH Network Services of New York IPA, Inc. (NY)
HEALTHSOUTH Occupational Health & Injury

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  Management of Colorado, Inc. (DE) (CO)
HEALTHSOUTH Occupational Health & Rehabilitation Center, Inc. (DE) (FL) HEALTHSOUTH of Altoona, Inc. (DE) (MD)(PA)(WV)
HEALTHSOUTH of Austin, Inc. (DE) (TX)
HEALTHSOUTH of Birmingham, Inc. (DE) (AL)
HEALTHSOUTH of Charleston, Inc. (DE) (SC)
HEALTHSOUTH of Chesapeake, Inc. (DE) (MD)
HEALTHSOUTH of Columbia, Inc. (DE) (MO)
HEALTHSOUTH of Dallas, Inc. (DE) (TX)
HEALTHSOUTH of Dothan, Inc. (AL)
HEALTHSOUTH of East Tennessee, Inc. (DE) (TN)
HEALTHSOUTH of Erie, Inc. (DE) (OH)(PA)
HEALTHSOUTH of Fort Smith, Inc. (DE) (AR)(OK)
HEALTHSOUTH of Gadsden, Inc. (DE) (AL)
HEALTHSOUTH of Goshen, Inc. (DE)(NY)
HEALTHSOUTH of Houston, Inc. (DE) (TX)
HEALTHSOUTH of Louisiana, Inc. (DE) (LA)
HEALTHSOUTH of Mechanicsburg, Inc. (DE) (PA)
HEALTHSOUTH of Michigan, Inc. (DE) (MI)
HEALTHSOUTH of Middle Tennessee, Inc. (DE) (TN)
HEALTHSOUTH of Midland, Inc. (DE) (TX)
HEALTHSOUTH of Missouri, Inc. (DE) (MO)
HEALTHSOUTH of Montgomery, Inc. (AL)
HEALTHSOUTH of Naples, Inc. (FL)
HEALTHSOUTH of New Hampshire, Inc. (DE) (NH)
HEALTHSOUTH of New Mexico, Inc. (NM)
HEALTHSOUTH of Nittany Valley, Inc. (DE) (PA)
HEALTHSOUTH of Oklahoma, Inc. (DE) (OK)
HEALTHSOUTH of Ontario, Inc. (DE) (Canada) (BC) (Ont.) (Que.)
HEALTHSOUTH of Pittsburgh, Inc. (DE) (PA)
HEALTHSOUTH of Reading, Inc. (DE) (PA)
HEALTHSOUTH of Salem, Inc. (DE) (NH)
HEALTHSOUTH of San Antonio, Inc. (DE) (TX)
HEALTHSOUTH of Sewickley, Inc. (DE) (PA)
HEALTHSOUTH of South Carolina, Inc. (DE) (SC)
HEALTHSOUTH of Spring Hill, Inc. (DE) (FL)
HEALTHSOUTH of St. Joseph, Inc. (DE) (MO)
HEALTHSOUTH of Texarkana, Inc. (DE) (TX)(LA)
HEALTHSOUTH of Texas, Inc. (TX)
HEALTHSOUTH of Toms River, Inc. (DE) (NJ)
HEALTHSOUTH of Treasure Coast, Inc. (DE) (FL)
HEALTHSOUTH of Utah, Inc. (DE) (UT)
HEALTHSOUTH of Virginia, Inc. (DE) (VA)
HEALTHSOUTH of Witchita, Inc. (DE) (KS)
HEALTHSOUTH of York, Inc. (DE) (PA)
HEALTHSOUTH Orthopedic Services, Inc. (DE) (AL)(CA)(CO)(FL)(IL)(MD)(MO)(NJ)
  (NC)(OH)(OR)(PA)(SC)(TX)(WA)(WI)
         Northwestern Memorial/HEALTHSOUTH Sports Medicine & Rehabilitation
           Center, Inc. (IL) (50%)
HEALTHSOUTH Properties Corporation (DE) (AL)(AZ)(CA)(FL)(IN)(KY)(NM)(OH)
  (TN)(TX)(WV)
HEALTHSOUTH Real Property Holding Corporation (DE) (AL)(AZ)(FL)(NC)(TX) HEALTHSOUTH Rehabilitation Center, Inc. (SC)
HEALTHSOUTH Specialty Hospital, Inc. (TX)
HEALTHSOUTH Sub-Acute Center of Houston, Inc. (DE) (TX)
HEALTHSOUTH Sub-Acute Center of Mechanicsburg, Inc. (DE) (PA)
HEALTHSOUTH Surgery Centers-West, Inc. (DE) (AL)(AZ)(CA)(UT)

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         HEALTHSOUTH Salt Lake Surgical Center, Inc. (DE) (UT)
HEALTHSOUTH Surgical Center of Tuscaloosa, Inc. (AL)
Horizon/CMS Healthcare Corporation (DE) (CA)(CO)(CT)(FL)(ID)(KS)(LA)(MD)(MA)(MI)
  (MT)(NE)(NV)(NM)(NC)(OH)(OK)(PA)(TX)(VA)(WI)
         Continental Medical Systems, Inc. (DE) (CA)(MD)(PA)(TX)
                  Central Arizona Rehabilitation Hospital, Inc. (DE) (AZ) Central Arkansas Outpatient Centers, Inc. (DE) (AR)
                  Chandler Rehabilitation Hospital, Inc. (DE) (AZ)
                  Chico Rehabilitation Hospital, Inc. (DE) (CA)
                  Clear Lake Rehabilitation Hospital, Inc. (TX)
                  CMS Administrative Services, Inc. (DE) (CO)
                  CMS Alexandria Rehabiliation, Inc. (DE) (LA)
                  CMS Baton Rouge Rehabilitation, Inc. (DE) (LA)
                  CMS Beaumont Rehabilitation, Inc. (TX)
                  The Kelton Corporation (MA) (RI)
                           Braintree Rehabilitation Ventures, Inc. (MA)
                                    KBT Corporation (MA)
                  CMS Denver Rehabilitation, Inc. (DE) (CO)
                  CMS Development and Management Company, Inc. (DE) (IN)(KS)(NV)
                    (PA)(TX)
                  CMS Elizabethtown, Inc. (DE) (KY)
                  CMS Fayetteville Rehabilitation, Inc. (DE) (AR)
                  CMS Fort Worth Rehabilitation, Inc. (TX)
                  CMS Fresno Rehabilitation, Inc. (DE) (CA)
                  CMS Houston Rehabilitation, Inc. (TX)
                  CMS Jonesboro Rehabilitation, Inc. (DE) (AR)
                  CMS Kansas City Rehabilitation, Inc. (DE) (KS)
                  CMS Outpatient Centers of North Texas, Inc. (DE) (TX)
                  CMS Outpatient Centers of South Texas, Inc. (DE) (TX)
                  CMS Outpatient Rehabilitation Services, Inc. (DE) (CO)
                  CMS Pennsylvania, Inc. (DE) (PA)
                  CMS Physician Services, Inc. (DE)
                  CMS of Ohio, Inc. (DE) (OH)
                  CMS Rehab Technologies Corp. (DE) (CA)
                  CMS Rehabilitation Center of Hialeah, Inc. (DE) (FL)
                  CMS Ruston Rehabilitation, Inc. (DE) (LA)
                  CMS San Diego Rehab, Inc. (DE) (CA)
                  CMS San Diego Surgical, Inc. (DE) (CA)
                  CMS Sherwood Rehabilitation, Inc. (DE) (AR)
                  CMS South Miami Rehab, Inc. (DE) (FL)
                  CMS Sportsmed Clinic, Inc. (DE) (CA)
                  CMS Topeka Rehabilitation, Inc. (DE) (KS)
                  CMS Tri-Cities Rehabilitation Hospital, Inc. (DE) (TN)
                  CMS Wichita Rehabilitation, Inc. (DE) (KS)
                  CMS WorkAble, Inc. (DE) (AZ)(CA)(LA)(TX)
                  CMS WorkAble of Paragould, Inc. (DE) (AR)
                  CMS Worknet of Baton Rouge, Inc. (DE) (LA)
                  CMSI Systems of Texas, Inc. (TX)
                  Colorado Outpatient Centers, Inc. (DE) (CO)
                  Continental Medical of Arizona, Inc. (DE) (AZ)
                  Continental Medical of Colorado, Inc. (DE) (CO)
                  Continental Medical Systems of Florida, Inc. (FL)
                  Continental Medical of Kentucky, Inc. (DE) (KY)
                  Continental Medical of Palm Beach, Inc. (DE) (FL)
                  Continental Rehab of W.F., Inc. (TX)
                  Continental Rehabilitation Hospital of Arizona, Inc. (DE) (AZ) Contra Costa Rehab Clinic, Inc. (DE)
                  Fairland Nursing and Retirement Home, Inc. (DE) (MD)

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                  Great Plains Rehabilitation Hospital, Inc. (DE) (KS)
                  HCA Wesley Rehabilitation Clinic of Liberal, Inc. (DE) (KS) HCA Wesley Rehabilitation Hospital, Inc. (DE) (KS)
                  Hialeah Convalescent Centers, Inc. (FL)
                  Indiana Outpatient Centers, Inc. (DE) (IN)
                  Innovative Health Alliances, Inc. (DE) (FL)(IN)(KS)(KY)(MO)
                    (TN)(TX)
                  K.C. Rehabilitation Hospital, Inc. (DE) (KS)(MO)
                  Kansas Outpatient Centers, Inc. (DE) (KS)
                  Kansas Rehabilitation Hospital, Inc. (DE) (KS)
                  Kentfield Hospital Corporation (CA)
                  Kokomo Rehabilitation Hospital, Inc. (DE) (IN)
                  Lafayette Rehabilitation Hospital, Inc. (DE) (LA)
                  Louisiana Outpatient Centers, Inc. (DE) (LA)
                  Maryland Rehabilitation Hospital, Inc. (DE)
                  Medical Management Associates, Inc. (CA)
                           Mancor Medical Management Company, Inc. (CA)
                  Mid-America Outpatient Centers, Inc. (DE) (KS)
                  National Physicians Equity Corporation (CA)
                  Nevada Rehabilitation Hospital, Inc. (DE) (NV)
                  North Louisiana Rehabilitation Center, Inc. (LA)
                  Northeast Arkansas Rehabilitation Unit, Inc. (AR)
                  Northeast Oklahoma Rehabilitation Hospital, Inc. (DE) (OK) Northern Virginia Rehabilitation Hospital, Inc. (DE) (VA)
                  The Nursing Home at Chevy Chase, Inc. (DE) (MD)
                  Palm Springs Rehabilitation Hospital, Inc. (DE) (CA)
                  Park Manor Nursing Home, Inc. (DE) (NJ)
                  RCM Management Company, Inc. (DE) (MA)
                  Rehab Concepts Corp. (DE) (CA)(FL)(IN)(LA)(NV)(OK)(TX)
                  Rehab Resources, Inc. (DE) (CT)(NJ)(NY)
                  Rehabilitation Hospital of Colorado Springs, Inc. (DE) (CO) Rehabilitation Hospital of Fort Wayne, Inc. (DE) (IN) Rehabilitation Hospital of Nevada - Las Vegas, Inc. (DE) (NV) Rehabilitation Hospital of Plano, Inc. (TX)
                  Romano Rehabilitation Hospital, Inc. (TX)
                  SD Acquisition Corporation (DE) (CA)
                  SD Partners, Inc. (DE)
                  SelectRehab, Inc. (DE) (AZ)(AR)(CA)(CT)(FL)(IN)(LA)(MD)(MI)
                           (MS)(NM)(OH)(OK)(PA)(TN)(TX)
                  Sherwood Rehabilitation Hospital, Inc. (DE) (AR)
                  Sierra Pain and Occupational Rehabilitation Center, Inc.
                           (DE)(NV)
                  Southeast Texas Rehabilitation Hospital, Inc. (TX)
                  Tarrant County Rehabilitation Hospital, Inc. (TX)
                  Terre Haute Rehabilitation Hospital, Inc. (DE) (IL)(IN)
                  Texas Hospital Partners, Inc. (DE)
                  Tulsa Rehabilitation Hospital, Inc. (DE) (OK)
                  Tyler Rehabilitation Hospital, Inc. (TX)
                  Western Neuro Care, Inc. (DE) (CA)
                           Western Neurologic Residential Centers (CA)
                  Western Neuro Residential, Inc. (DE) (CA)
                  Wichita Falls Rehabilitation Hospital, Inc. (TX)
                  Wilson Lane Holdings, Inc. (DE)
         Desert Corporation (NV)
         Eagle Rehab Corporation (DE) (AZ)(AR)(CA)(CO)(FL)(IL)(IN)(KS)(LA)(MD)
                  (MI)(MS)(NV)(OH)(OR)(PA)(TX)(VA)(WA)
                  Fankhauser Physical Therapy Orthopedic & Sports
                    Rehabilitation, Inc. (WA)
                  Northwestern Sports Clinic, Inc. (WA)
                  Physical Therapy & Athletic Rehabilitation Associates, Inc.
                           (WA)

                  Physical Therapy Specialties, Inc. (WA)
                  Sampson & Delilah, Inc. (WA)
                  Spokane Associated Physical Therapists, Inc. (WA)
                  Spokane Sports & Orthopedic Therapy, Inc. (WA)
                  Pacific Rehabilitation & Sports Medicine, Inc. (DE) (MS)(OR)
                           (WA)
                           Dade Physical Therapy Rehab, Inc. (FL)
                           Leeward Back and Neck, Inc. (HI)
                           Longview Physicians Physical Therapy Service, Inc.
                            (WA)
                           Pacific Rehab of Alabama, Inc. (AL)
                           Pacific Rehab of Mississippi, Inc. (MS)
                           PR Acquisition Corporation (CA) (NV)
                  The Rehab Group, Inc. (TN) (AL)(AR)(GA)(KY)(MS)(VA)
                           The Rehab Clinic Richmond, Inc. (VA)
                           The Rehab Group - Brunswick, Inc. (TN)
                           Swanson Sports Training & Physical Therapy, Inc. (TN) Eagle Rehab Corporation (WA) (WA) (ID)
         Great Eastern Nursing Corp. (TX) (NJ)
         Greenery Securities Corp. (DE) (MA)
         HHC Acquisition Corp. (DE) (NM)(TX)
         HHC Nursing Facilities, Inc. (DE) (ID)(NM)(OK)(TX)
         Home Care Management Corp. (NV)
         Home Health Associates, Inc. (NV)
         Horizon Assisted Living Services, Inc. (DE) (TX)
         Horizon Facilities Management, Inc. (DE) (MI)(OK)(TX)
         Horizon Holding, Inc. (DE) (KS)(NM)
         Horizon Hospice Care, Inc. (DE) (LA)(MA)(MI)(NV)(NM)(NC)(OH)(OK)(PA)
          (TX)
         Horizon Management Holding, Inc. (DE) (NM)
         Horizon Medical Management, Inc. (DE) (FL)
                  Orthopaedic Associates of Broward, Inc. (FL)
         Horizon Medical Specialties, Inc. (DE) (AR)(FL)(KY)(LA)(MA)(MI)(MT)(NV)
                  (NM)(OH)(TN)(TX)
         Horizon MDS Corporation (DE) (NV)(NM)
         Horizon Sleep Diagnostics Corporation (DE) (NV)(NM)(TN)(TX)
         Horizon Therapy Holdings, Inc. (DE)
                  CMS Therapies Provider, Inc. (NC) (AL)(AR)(CA)(FL)(GA)(IL)(IN)
                           (IA)(KS)(KY)(LA)(MD)(MI)(MS)(MO)(OH)(PA)(SC)(TN)(TX)
                           (VA)(WI)
                           Baton Rouge Rehab, Inc. (DE) (LA)(MS)
         Hospital HomeCare Corporation (TX)
         Intra-City Enterprises, Inc. (OH)
         Medical Innovations, Inc. (DE) (AL)(AR)(FL)(IL)(LA)(OK)(TX)
                  Medical Innovations (Texas), Inc. (TX)
                           Medical Innovations of New Jersey, Inc. (DE) (NJ)
                  Medical Innovations Hospice, Inc. (TX)
                  Medical Innovations of Virginia, Inc. (TX) (VA)
                  PRN Home Health Care, Inc. (NV) (CA)
         Midwest Regional Rehabilitation Center, Inc. (DE) (MI)(NM)
         Nevada Home Care Partners, Inc. (NV)
         Northwest Arkansas Physical Therapy, Inc. (TN) (AR)
         Nurses PRN of Virginia, Inc. (TX) (VA)
         Nursing Innovations, Inc. (TX)
         Orange Rehabilitation Hospital, Inc. (DE) (CA)
         Physicians Hospital for Extended Care (NV)
         Physician's Visiting Nurses Services, Inc. (TX)
         San Jacinto Management Company (TX)
         Southern Nevada Hospice, Inc. (NV)
         Vegas Valley Convalescent Center, Inc. (NV)
The Hitchcock Groups, Inc. (IN)

Lakeshore System Services of Florida, Inc. (FL)
MCA Sports of Amarillo, Inc. (TX)
National Imaging Affiliates, Inc. (DE) (TN)
         Heritage Medical Services of South Carolina, Inc. (SC) National Imaging Affiliates of Fayetteville, Inc. (TN) (NC)
                  (NIA is 80% stockholder)
         National Imaging Affiliates of Indian River, Inc. (TN) (FL)
                  Heritage Medical Services of Florida, Inc. (FL) National Imaging Affiliates of San Angelo, Inc. (TX) National Imaging Affiliates of Washington, Inc. (TN) (WA) NIA Cancer Treatment Center, Inc. (TN) (TX)
         Paces Imaging, Inc. (GA)
National Surgery Centers, Inc. (DE) (IL)
         Bettom Medical Management, Inc. (CT)
         Connecticut Surgical Center, Inc. (CT)
         Endoscopy Center Affiliates, Inc. (DE) (CA)(IL)(TX)
         KPSC, Inc. (WA)
         National Surgery Centers - Bakersfield, Inc. (CA)
         National Surgery Centers - Santa Monica, Inc. (CA)
         Northern Rockies Surgicenter, Inc. (MT)
                  Eye Microsurgery Center, Inc. (MT)
         NSC Atlanta, Inc. (DE) (GA)
         NSC Auburn, Inc. (CA)
         NSC Brownsville, Inc. (TX)
         NSC Channel Islands, Inc. (CA)
         NSC Connecticut, Inc. (CT)
         NSC Dallas, Inc. (TX)
         NSC Edmond, Inc. (OK)
         NSC Elizabethtown, Inc. (KY)
         NSC Fayetteville, Inc. (NC)
         NSC Greensboro, Inc. (NC)
         NSC Greensboro West, Inc. (NC)
         NSC Houston, Inc. (TX)
         NSC Jacksonville, Inc. (FL)
         NSC Kent, Inc. (OH)
         NSC Lancaster, Inc. (CA)
         NSC Las Vegas, Inc. (NV)
         NSC Las Vegas East, Inc. (NV)
         NSC Manahawkin, Inc. (NJ)
         NSC Miami, Inc. (FL)
         NSC Midwest City, Inc. (OK)
         NSC Norman, Inc. (OK)
         NSC Oklahoma City, Inc. (OK)
         NSC Phoenix, Inc. (AZ)
         NSC Port St. Lucie, Inc. (FL)
         NSC Provo, Inc. (UT)
         NSC Sarasota, Inc. (DE) (FL)
         NSC Seattle, Inc. (WA)
         NSC St. Augustine, Inc. (FL)
         NSC Upland, Inc. (CA)
         Walk-In And Out Surgery Center, Inc. (KY)
NovaCare SMC, Inc. (MD)
Orthopaedic Surgeons, Inc. (DE) (VA)
Physical Therapeutix, Inc. (MI)
Physician Practice Management Corporation (DE) (AL)(FL)(VA) Professional Sports Care Management, Inc. (DE) (CT)(NJ)(NY)
         Ortho Network Services, Inc. (NY)

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Professional Therapy Systems, Inc. (TN)
ReadiCare, Inc. (DE) (CA)
         CHEC Medical Centers, Inc. (WA)
Rebound, Inc. (DE) (AL)(FL)(GA)(LA)(MO)(OH)(SC)(TN)(TX)(WV)
Rehabilitation Hospital Corporation of America, Inc. (DE) (IN)(MD)(PA)((TX)VA)
         (WV)
Surgery Center Holding Corporation (DE) (IL)(NC)
         Birmingham Outpatient Surgical Center, Inc. (AL)
         Chiron, Inc. (NV)
         HEALTHSOUTH S.C. of Charlotte, Inc. (DE) (NC)
         HEALTHSOUTH S.C. of Greensboro, Inc. (DE) (NC)
         HEALTHSOUTH S.C. of Hickory, Inc. (DE) (NC)
         HEALTHSOUTH S.C. of Southern Pines, Inc. (DE) (NC)
         Lakeland Physicians Medical Building, Inc. (MS)
         Northwest Surgicare, Inc. (DE) (IL)
         St. Cloud Surgical Center, Inc. (MN)
         Surgery Center of Des Moines, Inc. (IA)
         Surgicare of Belleville, Inc. (IL)
         Surgicare of Gulfport, Inc. (MS)
         Surgicare of Jackson, Inc. (MS)
         Surgicare of Joliet, Inc. (IL)
         Surgicare of Laguna Hills, Inc. (CA)
         Surgicare of La Veta, Inc. (CA)
         Surgicare of Minneapolis, Inc. (MN)
         Surgicare of Mississippi, Inc. (MS)
         Surgicare of Mobile, Inc. (AL)
         Surgicare of Oceanside, Inc. (CA)
         Surgicare of Orange, Inc. (CA)
         Surgicare of Owensboro, Inc. (KY)
         Surgicare of Reno, Inc. (NV)
         Surgicare of Salem, Inc. (OR
         Surgicare Outpatient Center of Baton Rouge, Inc. (LA)
         SurgiCenters of Southern California, Inc. (CA)
         Surgical Center of Wichita Falls, Inc. (TX)
         Waco Outpatient Surgical Center, Inc. (TX)
         Woodward Park Surgicenter, Inc. (CA)
Surgical Care Affiliates, Inc. (DE) (AL)(TN)(PA)
         Alaska Surgery Center, Inc. (AK)
         All-Care Surgery Center, Inc. (MD)
         Aurora-SC, Inc. (CO)
         Bakersfield-SC, Inc. (TN) (CA)
         Camp Hill-SCA Centers, Inc. (PA)
         The Center for Day Surgery, Inc. (AR)
         Charlotte-SC, Inc. (NC)
         Chattanooga-SC, Inc. (TN)
         Coral Springs-SC, Inc. (TN) (FL)
         El Paso-SC, Inc. (TX)
         Fort Worth-SC, Inc. (TX)
         Glenwood-SC, Inc. (TN) (CA)
         Golden-SCA, Inc. (CO)
         Greenpark Surgery Center, Inc. (TX)
         Greenville Surgery Center, Inc. (TX)
         HEALTHSOUTH-Montgomery, Inc. (TN) (OH)
         HEALTHSOUTH Oak Leaf Surgery Center, Inc. (DE) (WI)
         HEALTHSOUTH of Easton, Inc. (DE) (MD)
         HEALTHSOUTH of Whitehall, Inc. (TN) (OH)
         HEALTHSOUTH P.M.C. of Sacramento, Inc. (DE) (CA)
         HEALTHSOUTH S.C. of Arrowhead Park, Inc. (DE) (OH)

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         HEALTHSOUTH S.C. of Alhambra, Inc. (DE) (CA)
         HEALTHSOUTH S.C. of Cape Girardeau, Inc. (DE) (MO)
                  Missouri Surgery Center, Inc. (MO)
         HEALTHSOUTH S.C. of Cleveland, Inc. (DE) (OH)
         HEALTHSOUTH S.C. of Colorado Springs, Inc. (DE) (CO) HEALTHSOUTH S.C. of Columbus, Inc. (DE) (OH)
         HEALTHSOUTH S.C. of D.C., Inc. (DE) (DC)
         HEALTHSOUTH S.C. of East Rutherford, Inc. (DE)(NJ)
         HEALTHSOUTH S.C. of Eldersburg, Inc. (DE) (MD)
         HEALTHSOUTH S.C. of Ellicott City, Inc. (DE) (MD)
         HEALTHSOUTH S.C. of Kendall, Inc. (DE) (FL)
         HEALTHSOUTH S.C. of Kirkwood, Inc. (DE) (MO)
         HEALTHSOUTH S.C. of Maui, L.P. (TN) (HI)
         HEALTHSOUTH S.C. of Montgomery, Inc. (DE) (OH)
         HEALTHSOUTH S.C. of Muskogee (DE) (OK)
         HEALTHSOUTH S.C. of New Jersey, Inc. (DE) (NJ)
         HEALTHSOUTH S.C. of Odessa, Inc. (DE) (TX)
         HEALTHSOUTH S.C. of Park City, Inc. (DE) (UT)
         HEALTHSOUTH S.C. of Pinole, Inc. (DE) (CA)
         HEALTHSOUTH S.C. of Riverside, Inc. (DE) (CA)
         HEALTHSOUTH S.C. of Riverton, Inc. (DE) (WY)
         HEALTHSOUTH S.C. of San Angelo, Inc. (DE) (TX)
         HEALTHSOUTH S.C. of San Marcos, Inc. (DE) (TX)
         HEALTHSOUTH S.C. of Santa Monica, Inc. (DE) (CA)
         HEALTHSOUTH S.C. of Scottsdale-Bell Road, Inc. (DE) (AZ) HEALTHSOUTH S.C. of Tampa, Inc. (DE) (FL)
         HEALTHSOUTH S.C. of Waco, Inc. (DE) (TX)
         HEALTHSOUTH S.C. of Wilkes-Barre, Inc. (DE) (PA)
         HEALTHSOUTH S.C. of Ygnacio Valley, Inc. (DE) (CA)
         HEALTHSOUTH Surgery Center of Alamo Heights, Inc. (DE) (TX) HEALTHSOUTH Surgery Center of Baltimore, Inc. (DE) (MD) HEALTHSOUTH Surgery Center of Baton Rouge, Inc. (DE) (LA) HEALTHSOUTH Surgery Center of Clearwater, Inc. (DE) (FL) HEALTHSOUTH Surgery Center of Columbus, Inc. (DE) (OH) HEALTHSOUTH Surgery Center of Crestview, Inc. (DE) (FL) HEALTHSOUTH Surgery Center of Dayton, Inc. (DE) (OH) HEALTHSOUTH Surgery Center of Fairfield, Inc. (DE)
         HEALTHSOUTH Surgery Center of Kenosha, Inc. (DE) (WI) HEALTHSOUTH Surgery Center of Louisville, Inc. (DE) (KY) HEALTHSOUTH Surgery Center of Loveland, Inc. (DE) (CO) HEALTHSOUTH Surgery Center of New Jersey, Inc. (DE) (NJ) HEALTHSOUTH Surgery Center of Pecan Valley, Inc. (DE) (TX) HEALTHSOUTH Surgery Center of Pinellas Park, Inc. (DE) (FL) HEALTHSOUTH Surgery Center of Reading, Inc. (DE) (PA) HEALTHSOUTH Surgery Center of San Buenaventura, Inc. (DE) (CA) HEALTHSOUTH Surgery Center of Scottsdale, Inc. (DE) (AZ) HEALTHSOUTH Surgery Center of Spokane, Inc. (DE) (WA) HEALTHSOUTH Surgery Center of Springfield, Inc. (DE) (OH) HEALTHSOUTH Surgery Center of Summerlin, Inc. (DE) (NV) HEALTHSOUTH Surgery Center of Toledo, Inc. (DE) (OH) HEALTHSOUTH Surgery Center of West Columbus, Inc. (DE) HEALTHSOUTH Surgery Center of Westerville, Inc. (DE) HEALTHSOUTH Surgery Center of Westlake, Inc. (DE) (OH) HEALTHSOUTH Surgery Center of Wilmington, Inc. (DE) Knoxville-SCA Surgery Center, Inc. (TN)
         Lancaster Medical Centre, Inc. (PA)
         Lancaster Surgical Center, Inc. (PA)

         Lexington-SC, Inc. d/b/a Lexington-SC Partners, Ltd. (KY) Lexington-SC Properties, Inc. (KY)
         Little Rock-SC, Inc. (AR)
         Louisville-SC Properties, Inc. (KY)
         Maryland-SCA Centers, Inc. (MD)
         Nashville-SCA Surgery Centers, Inc. (TN)
         Oshkosh-SCA Surgery Center, Inc. (WI)
         Pueblo-SCA Surgery Center, Inc. (CO)
         Redlands-SCA Surgery Centers, Inc. (CA)
         San Antonio Surgery Center, Inc. (TX)
         San Luis Obispo-SC, Inc. (TN)
         SC-Wilson, Inc. (NC)
         SCA-Albuquerque, Inc. (NM)
         SCA-Albuquerque Surgery Properties, Inc. (NM)
         SCA-Arlington Surgery, Inc. (TX)
         SCA-Blue Ridge, Inc. (TN) (NC)
         SCA Cabell Development Corporation (WV)
         SCA Cabell, Inc. (WV)
         SCA-Charleston, Inc. (SC)
         SCA-Citrus, Inc. (TN) (FL)
         SCA-Colorado Springs, Inc. (CO)
         SCA-Conroe, Inc. (TN) (TX)
         SCA-Dalton, Inc. (TN)
         SCA-Development, Inc. (TN) (AL)(MO)
         SCA-Dothan, Inc. (TN) (AL)
         SCA-Dover, Inc. (DE)
         SCA-Eugene, Inc. (TN) (OR)
         SCA-Evansville, Inc. (IN)
         SCA-Florence, Inc. (TN) (AL)
         SCA-Fort Collins, Inc. (CO)
         SCA-Fort Walton, Inc. (TN) (FL)
         SCA-Ft. Myers, Inc. (FL)
         SCA-Gadsden, Inc. (AL)
                  Gadsden Surgery Center, Inc. (AL)
         SCA-Gainesville, Inc. (TN) (GA)
         SCA-Green River, Inc. (TN) (WA)
         SCA-Hamilton Development Corp. (TN)
         SCA-HHI, Inc. (TN)
                  Health Horizons of San Francisco, Inc. (TN) (CA) SCA-Greenville East, Inc. (TN) (SC)
         SCA-Honolulu, Inc. (TN) (HI)
         SCA-Indianapolis, Inc. (IN)
         SCA Investment Company (NV)
         SCA-JV, Inc. (IL) WI)
         SCA-Knoxville/St. Mary's, Inc. (TN)
         SCA-Lake Forest, Inc. (TN) (LA)
         SCA-Little Rock Development Corp. (AR)
         SCA-Mecklenberg Development Corp. (NC)
         SCA-Mobile, Inc. (AL)
         SCA-Mobile Properties, Inc. (AL)
         SCA-Mt. Pleasant, Inc. (TN) (PA)
         SCA-North Indianapolis, Inc. (IN)
         SCA-Ohio Valley, Inc. (TN)
         SCA-Paoli, Inc. (TN) (PA)
         SCA-Plano, Inc. (TX)
         SCA-Roseland, Inc. (NJ)
         SCA-San Jose, Inc. (CA)

         SCA-San Luis Obispo, Inc. (CA)
         SCA-Santa Rosa, Inc. (TN) (CA)(NV)
         SCA-Sarasota, Inc. (FL)
         SCA-Shelby Development Corp. (TN)
         SCA-South Jersey, Inc. (NJ)
         SCA-St. Joseph Missouri, Inc. (TN) (MO)
         SCA-St. Petersburg, Inc. (FL)
         SCA-Tampa, Inc. (FL)
         SCA-Ukiah, Inc. (TN) (CA)
         SCA-Wausau, Inc. (TN) (WI)
         SCA-Winter Park, Inc. (TN) (FL)
         SCA-Yuma, Inc. (TN) (AZ)
         Scranton-SC, Inc. (PA)
         Shelby Surgery Properties, Inc. (TN)
         Springfield-SC, Inc. (MA)
         Surgery Center of Louisville, Inc. (KY)
         Surgical Services of Sarasota, Inc. (FL)
         Wauwatosa Outpatient Surgery Center, Inc. (WI)
Surgical Health Corporation (DE) (AL)(ID)
         Healthcare Real Estate Holdings II, Inc. (GA) (MO) HEALTHSOUTH Salt Lake Surgical Center, Inc. (DE) (UT) Heritage Medical Services of Maryland, Inc. (TN) (MD) Heritage Medical Services of Texas, Inc. (TX)
         Heritage Surgical Associates of Chula Vista, Inc. (CA) HSC of Beaumont, Inc. (TN) (TX)
         HSC of Boca Raton, Inc. (FL)
         HSC of Bradenton, Inc. (TN) (FL)
         HSC of Chesapeake, Inc. (TN)
         HSC of Cincinnati, Inc. (TN) (OH)
         HSC of Clarksville, Inc. (TN)
         HSC of Ft. Pierce, Inc. (GA) (FL)
         HSC of Gulf Coast, Inc. (TN)
         HSC of Houston, Inc. (TN) (TX)
         HSC of Nashville, Inc. (TN)
         HSC of Southwest Houston, Inc. (TN) (TX)
         HSC of Vero Beach, Inc. (TN) (FL)
         HVPG of California, Inc. (CA)
                  La Jolla Health Systems, Inc. (CA)
         Midwest Anesthesia, Inc. (MO) (IL)
         Newport Beach Health Systems, Inc. (CA)
         North County Outpatient Management, Inc. (GA)
         Outpatient Surgery Center, Inc. (MO)
         SHC Amarillo, Inc. (GA)
         SHC Atlanta, Inc. (GA)
         SHC Austin, Inc. (GA)
         SHC Boca Raton Laser, Inc. (GA) (FL)
         SHC Central Florida, Inc. (GA) (FL)
         SHC Chattanooga, Inc. (GA) (TN)
         SHC Gwinnett, Inc. (GA)
         SHC Hawthorn, Inc. (GA) (IL)
         SHC Management Corporation (GA) (AZ)(FL)(IL)(MO)(OK)(TX) SHC Melbourne, Inc. (GA) (FL)
         SHC Midwest City, Inc. (GA) (OK)
         SHC Naples, Inc. (FL)
         SHC North Dade, Inc. (GA) (FL)
         SHC North Shore, Inc. (GA) (IL)
         SHC Northlake, Inc. (GA)

         SHC Oakwater, Inc. (GA) (FL)
         SHC Oklahoma City, Inc. (GA) (OK)
         SHC Palms Wellington, Inc. (GA) (FL)
         SHC Phoenix, Inc. (GA) (AZ)
         SHC San Diego, Inc. (GA) (CA)
         SHC Tri-County, Inc. (GA)(MO)
         SHC West County, Inc. (GA)
         South County Outpatient Management, Inc. (MO)
         Surgical Health of Orlando, Inc. (FL)
         Surgical Health of of San Antonio, Inc. (TX)
         Tesson Ferry Anesthesia, Inc. (MO)
         Tesson Ferry Recovery, Inc. (MO)
         Tesson Ferry Medical Management, Inc. (MO)
         The Woodlands Surgery Systems, Inc. (DE) (TX)
Sigma Health Properties, Inc. (FL)
The Company Doctor (DE) (AR)(TX)
         Emergency Occupational Physician's Services, Inc. (TX)
         Andicare, Inc. (LA)
Transfer Assets, Inc. (AL)
Tuckahoe Surgery Center, Inc. (VA)
West Virginia Rehabilitation Hospital, Inc. (WV)